UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2005 (January 31, 2005)

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws

In connection with its approval of a 2-for-1 split of the Company’s Common Stock, the Company’s Board of Directors approved an amendment to Article IV of the Company’s Articles of Incorporation to increase the authorized capital stock of the Company from 25 million shares of Common Stock to 50 million shares of Common Stock. The Articles of Incorporation were amended effective January 31, 2005. A copy of the Amendment to the Articles of Incorporation, as well as a complete copy of the Articles of Incorporation, as amended, are filed herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Articles of Amendment dated January 31, 2005.

99.2	Articles of Incorporation of World Fuel Services Corporation, as amended January 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 3, 2005	World Fuel Services Corporation

/s/ Michael J. Kasbar
Michael J. Kasbar
President and Chief Operating Officer